                           SCHEDULE 14A INFORMATION

             Proxy Statement Pursuant to Section 14(a) of the Securities
                       Exchange Act of 1934 (Amendment No.    )

          Filed by the Registrant [X]
          Filed by a Party other than the Registrant [ ]


          Check the appropriate box:

          [X]  Preliminary Proxy Statement
          [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
          [ ]  Definitive Proxy Statement
          [ ]  Definitive Additional Materials
          [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
               Section 240.14a-12

                         SELIGMAN HIGH INCOME FUND SERIES
          .................................................................
                   (Name of Registrant as Specified In Its Charter)

          .................................................................
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


          Payment of Filing Fee (Check the appropriate box):

          [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
               14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
          [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
          [ ]  Fee computed on table below per Exchange Act Rules
               14a-6(i)(4) and 0-11.

               1) Title of each class of securities to which transaction applies:

          .................................................................

               2) Aggregate number of securities to which transaction applies:

          .................................................................

               3)  Per unit price or other underlying value of transaction
          computed   pursuant to Exchange Act Rule 0-11 (Set forth the
          amount on which the filing fee is calculated and state how it was determined):

          .................................................................

               4)  Proposed maximum aggregate value of transaction:

          .................................................................

               5)  Total fee paid:

          .................................................................

          [ ]  Fee paid previously with preliminary materials.
          [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

               1)   Amount Previously Paid:

          .................................................................

               2)   Form, Schedule or Registration Statement No.:

          .................................................................

               3)   Filing Party:

          .................................................................

               4)   Date Filed:

          .................................................................

                        SELIGMAN HIGH INCOME FUND SERIES
                   100 Park Avenue, New York, New York 10017
      Toll-Free Telephone: (800) 221-2450 -- All continental United States
  For questions or comments about the Proposals contained herein, please call
       Morrow & Co., Inc., the Fund's proxy solicitor, at (800) 566-9058.
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON DECEMBER 12, 1995

To the Shareholders:

     A Special Meeting of Shareholders (the 'Meeting') of Seligman High Income Fund Series, a Massachusetts business trust (the 'Fund'), will be held at the Grand Hyatt Hotel, 42nd Street and Lexington Avenue, New York, New York on December 12, 1995 at 9:00 A.M. The Fund is comprised of two series, the Seligman High-Yield Bond Series ('High-Yield Bond Series') and the Seligman U.S. Government Securities Series ('U.S. Government Securities Series'). The Meeting is being held for the following purposes:

          (1) To elect thirteen Trustees;

          (2) To act on a proposal to ratify the selection of Deloitte & Touche LLP as auditors of the Fund for 1995;

          (3) To act on a proposal to amend the Fund's fundamental investment policy with respect to borrowing to increase the amount that may be borrowed by each Series to 15% of the market value of each Series' total assets;

          (4) To  act  on  a  proposal  to  eliminate  the  Fund's   fundamental
              investment policy regarding investment in restricted and illiquid securities;

          (5) With respect to the High-Yield Bond Series, to approve or disapprove amendments to the Management Agreement, dated December 29, 1988 between the Fund and J. & W. Seligman & Co. Incorporated to increase the management fee payable by the High-Yield Bond Series; and

          (6) To transact such other business as may lawfully come before the Meeting or any adjournment thereof;

all as set forth in the Proxy Statement accompanying this Notice.

     The close of business on October 10, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof.
                                                       By order of the Trustees,



                                                                       Secretary

Dated: New York, New York, October   , 1995
                               ------------------

                             YOUR VOTE IS IMPORTANT
                       NO MATTER HOW MANY SHARES YOU OWN

PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE
    PROVIDED, WHICH IS ADDRESSED FOR  YOUR CONVENIENCE AND NEEDS NO  POSTAGE
    IF MAILED IN THE UNITED STATES. IN ORDER
       TO  AVOID THE ADDITIONAL  EXPENSE OF FURTHER  SOLICITATION, WE ASK
       YOUR COOPERATION IN MAILING YOUR PROXY
         PROMPTLY. A PROXY WILL  NOT BE REQUIRED  FOR ADMISSION TO  THE
                                    MEETING.

                                                                October   , 1995

                        SELIGMAN HIGH INCOME FUND SERIES
                   100 PARK AVENUE, NEW YORK, NEW YORK 10017
                                PROXY STATEMENT
                                    FOR THE
        SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 12, 1995

     This Proxy Statement is furnished to you in connection with the solicitation of Proxies by the Trustees of Seligman High Income Fund Series (the 'Fund') to be used at the Special Meeting of Shareholders (the 'Meeting') to be held at the Grand Hyatt Hotel, 42nd Street and Lexington Avenue, New York, New York on December 12, 1995.

     The Fund is comprised of two series, the Seligman High-Yield Bond Series ('High-Yield Bond Series') and the Seligman U.S. Government Securities Series ('U.S. Government Securities Series'). The table below outlines the specific proposals that will be submitted to the shareholders of each Series. Proposals 1 and 2 will be voted upon by both Series collectively. Proposals 3, 4 and 5 will be voted upon by the Series individually.

                                                               HIGH-YIELD
                                                                  BOND             U.S. GOVERNMENT
                          PROPOSAL                               SERIES           SECURITIES SERIES
(1) Election of thirteen Trustees                                  X                      X
(2) Ratification of the Selection of Deloitte & Touche LLP         X                      X
    as auditors of the Fund for 1995
(3) Approval of proposal to increase the Fund's limitation         X                      X
    on borrowing to 15% of each Series' total assets
(4) Approval of proposal to eliminate the Fund's restriction       X                      X
    on investment in restricted and illiquid securities
(5) Approval of amendments to the Management Agreement             X         Not Applicable (the
    between the Fund and the Manager to increase the                         shareholders of the U.S.
    management fee payable by the High-Yield Bond Series                     Government Securities
                                                                             Series will not be asked to
                                                                             vote on this proposal)

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting. If you give instructions, your shares will be voted in accordance with your instructions. If you give no instructions and return your signed Proxy, your shares will be voted (i) for the election of thirteen Trustees, (ii) for the ratification of the selection of auditors, (iii) for the amendment of the Fund's fundamental investment policy with respect to borrowing to increase the amount that may be borrowed by each Series to 15% of the market value of each Series' total assets, (iv) for the elimination of the Fund's fundamental investment policy regarding investment in restricted or illiquid securities, and (v) with respect to the High-Yield Bond Series only, for the approval of amendments to the Management Agreement between the Fund and J. & W. Seligman & Co. Incorporated (the 'Manager') to increase the management fee payable by the High-Yield Bond Series, and, at the discretion of the Proxy holders, on any other matter that may properly have come before the Meeting or any adjournment thereof. You may revoke your Proxy or change it by written notice to the Fund (Attention: the Secretary) or by notice at the Meeting at any time prior to the time it is voted.

     The close of business on October 10, 1995 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment thereof. On that date, the Fund had outstanding
Class  A shares and      Class D shares of the High-Yield Bond Series, and
Class A shares and Class D shares of the U.S. Government Securities Series, each share being entitled to one vote. For all matters on which a vote of a majority of shares outstanding and entitled to vote is required, an abstention or broker non-vote will have the same effect as a vote against the proposal. For all matters on which the affirmative vote of a majority of the votes cast at a meeting is required and for the election of Trustees, an abstention or broker non-vote will not be considered a vote cast.

     The Fund's investment adviser is J. & W. Seligman & Co. Incorporated. The Fund's shareholder service agent is Seligman Data Corp. and the Fund's distributor (principal underwriter) is Seligman Financial Services, Inc. The address of each of these entities is 100 Park Avenue, New York, New York 10017. The Fund will furnish, without charge, copies of its most recent annual report and semi-annual report to any shareholder upon request to Seligman Data Corp. at 1-800-221-2450. Questions or comments relating to any of the proposals set forth herein may be directed to Morrow & Co., Inc., the Fund's proxy solicitor, at 1-800-566-9058.

     It is expected that the Notice of Special Meeting, Proxy Statement and form
of Proxy will first be mailed to shareholders on or about October   , 1995.

                            A. ELECTION OF TRUSTEES.
                                  (Proposal 1)

     At the Meeting, thirteen Trustees will be nominated for election to hold office until the next meeting at which Trustee elections are held or until their successors are elected and qualify.

     It is the intention of the persons named in the accompanying form of Proxy to vote for the election of Fred E. Brown, General John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow, Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Ronald T. Schroeder, Robert L. Shafer, James
N. Whitson and Brian T. Zino, all of whom are presently Trustees. Each of the foregoing individuals has consented to be a nominee. Each of the nominees previously has been elected by the shareholders, with the exception of Messrs. Whitson and Zino, who were elected by the Trustees on May 20, 1993 and March 18, 1993, respectively, and General Galvin and Mr. McPherson each of whom were elected by the Trustees on May 18, 1995.

     Each nominee has agreed to serve if elected. There is no reason to believe that any of the nominees will become unavailable for election as a Trustee of the Fund, but if that should occur before the Meeting, Proxies will be voted for the persons the Trustees recommend.

     The background of General Galvin and Messrs. McPherson, Whitson and Zino and information regarding the other Trustees of the Fund appears below.

                                                                                     SHARES OF BENEFICIAL
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION                INTEREST
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE              BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   TRUSTEE AND (AGE)       1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------
     Fred E. Brown*       DIRECTOR OR TRUSTEE, VARIOUS ORGANIZATIONS, NEW YORK, NY.        1,000-HY
      1984 to Date        Mr. Brown  is  a  Director  or Trustee  of  each  of  the
          (82)            Seligman  Group investment companies;`D' Director of, and
                          Consultant to,  J.  &  W. Seligman  &  Co.  Incorporated;
        [Photo]           Director   of  Seligman  Financial   Services,  Inc.  and
                          Seligman Services, Inc.; Trustee of Lake Placid Education
                          Foundation, Lake Placid Center  for the Arts and  Trudeau
                          Institute,  Inc.; formerly, Director of  J. & W. Seligman
                          Trust Company and Seligman Securities, Inc.

                                                                                     SHARES OF BENEFICIAL
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION                INTEREST
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE              BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   TRUSTEE AND (AGE)       1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------
     John R. Galvin       DEAN OF THE FLETCHER SCHOOL OF LAW AND DIPLOMACY AT TUFTS         - 0 -
      May 18, 1995        UNIVERSITY, MEDFORD, MA.  General Galvin  is Director  or
        to Date           Trustee   of  each  of   the  Seligman  Group  investment
          (66)            companies;`D'  Chairman  of   the  American  Council   on
                          Germany;   a   Governor  of   the  Center   for  Creative
        [Photo]           Leadership; Director of USLIFE, Committee on U.S. - China
                          Relations, National Defense University and the  Institute
                          for  Defense  Analysis;  and Consultant  of  Thomson CSF.
                          Formerly, Ambassador, U.S. State Department;
                          Distinguished Policy Analyst at Ohio State University and
                          Olin Distinguished Professor  of National Security  Stud-
                          ies  at the  United States  Military Academy.  From June,
                          1987 to June, 1992, he was the Supreme Allied  Commander,
                          Europe and the Commander-in-Chief, United States European
                          Command.

    Alice S. Ilchman      PRESIDENT,  SARAH LAWRENCE  COLLEGE, BRONXVILLE,  NY. Dr.         218-HY
      1991 to Date        Ilchman is a Director or Trustee of each of the  Seligman
          (60)            Group    investment   companies;`D'   Chairman   of   The
                          Rockefeller Foundation; Director of NYNEX (formerly,  New
        [Photo]           York  Telephone Company)  and The  Committee for Economic
                          Development; formerly, Trustee  of The Markle  Foundation
                          and Director of International Research & Exchange Board.

                                                                                     SHARES OF BENEFICIAL
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION                INTEREST
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE              BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   TRUSTEE AND (AGE)       1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------
   Frank A. McPherson     CHAIRMAN  OF  THE  BOARD  AND  CHIEF  EXECUTIVE  OFFICER,         - 0 -
      May 18, 1995        KERR-MCGEE CORPORATION, OKLAHOMA CITY, OK. Mr.  McPherson
        to Date           is  a Director or  Trustee of each  of the Seligman Group
          (62)            investment  companies;`D'   Director  of   Kimberly-Clark
                          Corporation,  Bank of Oklahoma  Holding Company, American
        [Photo]           Petroleum Institute, Oklahoma  City Chamber of  Commerce,
                          Baptist  Medical Center,  Oklahoma Chapter  of the Nature
                          Conservancy, Oklahoma  Medical  Research  Foundation  and
                          United  Way  Advisory  Board; Chairman  of  Oklahoma City
                          Public Schools Foundation; and  a Member of The  Business
                          Roundtable and National Petroleum Council.

     John E. Merow*       PARTNER, SULLIVAN & CROMWELL, LAW FIRM, NEW YORK, NY. Mr.        9,826-HY
      1984 to Date        Merow  is a Director  or Trustee of  each of the Seligman
          (65)            Group investment companies,`D'  Municipal Art Society  of
                          New York, Commonwealth Aluminum Corporation, U.S. Council
        [Photo]           for   International  Business  and  U.S.  -  New  Zealand
                          Council; Member  of the  American Law  Institute and  the
                          Council  on Foreign  Relations; Chairman  of the American
                          Australian  Association;  and  Member  of  the  Board  of
                          Governors  of  Foreign  Policy Association  and  New York
                          Hospital.

                                                                                     SHARES OF BENEFICIAL
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION                INTEREST
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE              BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   TRUSTEE AND (AGE)       1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------

    Betsy S. Michel       ATTORNEY, GLADSTONE,  NJ. Mrs.  Michel is  a Director  or         726-HY
      1984 to Date        Trustee   of  each  of   the  Seligman  Group  investment
          (53)            companies`D' and The National Association of  Independent
                          Schools  (Washington, DC);  and Chairman of  the Board of
        [Photo]           Trustees of St. George's School (Newport, RI).

   William C. Morris*     CHAIRMAN  AND  PRESIDENT  OF  J.  &  W.  SELIGMAN  &  CO.       143,676-HY
      1988 to Date        INCORPORATED,  NEW YORK,  NY. Mr. Morris  is Chairman and         1,000-USG
          (57)            Chief Executive  Officer of  each of  the Seligman  Group
                          investment  companies;`D' Chairman  of Seligman Financial
        [Photo]           Services,  Inc.,  Seligman   Services,  Inc.  and   Carbo
                          Ceramics  Inc.; Member of  the Board of  Governors of the
                          Investment Company  Institute;  and  Director  of  Daniel
                          Industries,  Inc.,  Kerr-McGee  Corporation  and Seligman
                          Data Corp.;  formerly, Chairman  of Seligman  Securities,
                          Inc. and J. & W. Seligman Trust Company.

                                                                                     SHARES OF BENEFICIAL
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION                INTEREST
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE              BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   TRUSTEE AND (AGE)       1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------

    James C. Pitney       PARTNER,   PITNEY,  HARDIN,  KIPP   &  SZUCH,  LAW  FIRM,        1,000-HY
      1984 to Date        MORRISTOWN, NJ. Mr.  Pitney is a  Director or Trustee  of
          (69)            each  of the  Seligman Group  investment companies`D' and
                          Public Service Enterprise Group.
        [Photo]

    James Q. Riordan      DIRECTOR, VARIOUS CORPORATIONS,  STUART, FL. Mr.  Riordan        1,016-HY
      1991 to Date        is  a Director or  Trustee of each  of the Seligman Group
          (68)            investment  companies,`D'   The  Brooklyn   Museum,   The
                          Brooklyn  Union Gas  Company, The  Committee for Economic
        [Photo]           Development, Dow Jones & Co., Inc. and Public  Broadcast-
                          ing  Service; formerly, Co-Chairman of the Policy Council
                          of The Tax Foundation; Director and President of  Bekaert
                          Corporation;  and Director of Tesoro Petroleum Companies,
                          Inc.

                                                                                     SHARES OF BENEFICIAL
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION                INTEREST
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE              BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   TRUSTEE AND (AGE)       1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------
  Ronald T. Schroeder*    DIRECTOR, MANAGING DIRECTOR AND CHIEF INVESTMENT OFFICER,         100-HY
      1984 to Date        INSTITUTIONAL OF J. & W. SELIGMAN & CO. INCORPORATED, NEW        100-USG
          (47)            YORK, NY. Mr. Schroeder is a Director or Trustee of  each
                          of   the  Seligman  Group   investment  companies`D'  and
        [Photo]           Director of Seligman  Financial Services, Inc.,  Seligman
                          Services,  Inc.  and  Seligman  Henderson  Co.; formerly,
                          President  of  each  of  the  Seligman  Group  investment
                          companies   with  the   exception  of   Seligman  Quality
                          Municipal Fund, Inc. and Seligman Select Municipal  Fund,
                          Inc.  and  Director of  J. &  W. Seligman  Trust Company,
                          Seligman Data Corp. and Seligman Securities, Inc.

    Robert L. Shafer      VICE PRESIDENT, PFIZER, INC., NEW YORK, NY. Mr. Shafer is        1,000-HY
      1984 to Date        a Director  or  Trustee of  each  of the  Seligman  Group
          (63)            investment companies`D' and USLIFE Corporation.
        [Photo]

                                                                                     SHARES OF BENEFICIAL
                                 PRINCIPAL OCCUPATION AND OTHER INFORMATION                INTEREST
                                 THE PERSONS DESIGNATED BY ASTERISK (*) ARE              BENEFICIALLY
 NAME, PERIOD(S) SERVED           'INTERESTED PERSONS' OF THE FUND (AS THAT           OWNED, DIRECTLY OR
           AS                 TERM IS DEFINED IN THE INVESTMENT COMPANY ACT OF        INDIRECTLY, AS OF
   TRUSTEE AND (AGE)       1940, AS AMENDED) BECAUSE OF THEIR STATED ASSOCIATIONS.    SEPTEMBER 26, 1995
------------------------  --------------------------------------------------------   -------------------

    James N. Whitson      EXECUTIVE  VICE  PRESIDENT, CHIEF  OPERATING  OFFICER AND        2,000-HY
      1993 to Date        DIRECTOR, SAMMONS  ENTERPRISES,  INC.,  DALLAS,  TX.  Mr.
          (60)            Whitson  is a Director or Trustee of each of the Seligman
                          Group investment companies,`D'  Red Man  Pipe and  Supply
        [Photo]           Company and C-SPAN.

     Brian T. Zino*       DIRECTOR  AND MANAGING DIRECTOR,  J. & W.  SELIGMAN & CO.        3,991-HY
      1993 to Date        INCORPORATED, NEW YORK,  NY. Mr.  Zino is  a Director  or
          (43)            Trustee  and  President  of each  of  the  Seligman Group
                          investment  companies  with  the  exception  of  Seligman
        [Photo]           Quality   Municipal  Fund,   Inc.  and   Seligman  Select
                          Municipal Fund, Inc.;`D' Chairman of Seligman Data Corp.;
                          Director  of  Seligman  Quality  Municipal  Fund,   Inc.,
                          Seligman  Select Municipal Fund, Inc., Seligman Financial
                          Services, Inc. and  Seligman Services,  Inc.; and  Senior
                          Vice  President  of  Seligman  Henderson  Co.;  formerly,
                          Director and  Secretary of  Chuo Trust  -- JWS  Advisors,
                          Inc.  and Director of J. &  W. Seligman Trust Company and
                          Seligman Securities, Inc.

`D' The Seligman Group of  investment companies consists  of the Fund,  Seligman
    Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Exempt Fund Series, Inc., Seligman Tax-Exempt Series Trust and Tri-Continental Corporation.

     Unless otherwise indicated below, Trustees have sole voting and investment power with respect to shares shown. As of September 26, 1995, all Trustees and officers of the Fund as a group owned beneficially 198,659 shares or .73% of the High-Yield Bond Series' shares of beneficial interest and 12,048 shares or .14% of the U.S. Government Securities Series' shares of beneficial interest.

     Mr. Morris disclaims beneficial ownership of 4,673 shares of the High-Yield Bond Series held in trust for his son.

     As of September 30, 1995, 1,968,658 Class D shares of the High-Yield Bond Series, or 7.14% of the High-Yield Bond Series' shares of beneficial interest then outstanding, were registered in the name of Merrill Lynch Pierce Fenner & Smith, P.O. Box 45286, Jacksonville, FL 32232-5286. No persons owned 5% or more of the U.S. Government Securities Series' shares of beneficial interest outstanding as of September 30, 1995.

     The Trustees met six times during 1994. The standing committees of the Board include the Audit Committee and the Trustee Nominating Committee. These Committees are comprised solely of Trustees who are not 'interested persons' of the Fund as that term is defined in the Investment Company Act of 1940, as amended (the '1940 Act'). The duties of these Committees are described below.

     Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Trustees annually. In addition, it reviews, with the auditors and such other persons as it determines, (a) the scope of audit, (b) accounting and financial internal controls, (c) quality and adequacy of the accounting staff and (d) reports of the auditors. The Committee comments to the Trustees when warranted and at least annually. It is directly available to the auditors and officers of the Fund for consultation on audit, accounting and related financial matters. The Committee met twice in 1994. Members of this Committee are Messrs. Whitson (Chairman) and McPherson, General Galvin and Mrs. Michel.

     Trustee Nominating Committee. This Committee recommends to the Trustees persons to be nominated for election as Trustees by you and the other shareholders and selects and proposes nominees for election by the Trustees between shareholder meetings. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice in 1994. Members of this Committee are Messrs. Pitney (Chairman), Riordan and Shafer and Dr. Ilchman.

EXECUTIVE OFFICERS OF THE FUND

     Information with respect to executive officers, other than Messrs. Morris and Zino, is as follows:

                                                                 POSITION WITH FUND AND
           NAME                 AGE                   PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
----------------------------------------------------------------------------------------------------------------
Daniel J. Charleston            35      VICE PRESIDENT OF THE FUND AND PORTFOLIO MANAGER OF THE HIGH-YIELD  BOND
                                        SERIES  since January  1990. Mr.  Charleston is  also Vice  President of
                                        Seligman  Portfolios,  Inc.  and  Portfolio  Manager  of  its   Seligman
                                        High-Yield Bond Portfolio; and Vice President of the Manager.
Leonard J. Lovito               35      VICE  PRESIDENT OF THE FUND AND PORTFOLIO MANAGER OF THE U.S. GOVERNMENT
                                        SECURITIES SERIES since January 1994. Mr. Lovito is also Vice  President and  Portfolio  Manager of  Seligman  Cash Management  Fund,  Inc.; Vice
                                        President of  Seligman Portfolios,  Inc. and  Portfolio Manager  of  its
                                        Seligman  Cash Management Portfolio and Seligman Fixed Income Securities
                                        Portfolio; and Vice President of the Manager.
Lawrence P. Vogel               39      VICE PRESIDENT (FORMERLY, TREASURER) OF THE FUND since January 1992. Mr.
                                        Vogel is  also Vice  President of  the other  Seligman Group  investment companies;  Senior  Vice  President, Finance  of  the  Manager, Seligman
                                        Financial Services, Inc. and Seligman Data Corp. (formerly,  Treasurer);
                                        Vice  President  of  Seligman  Services,  Inc.  and  Treasurer, Seligman
                                        Henderson Co.; formerly, an Audit  Senior Manager, Price Waterhouse  and
                                        Senior  Vice President, Finance of Seligman Securities, Inc. and J. & W.
                                        Seligman Trust Company.
Frank J. Nasta                  31      SECRETARY OF THE FUND since March  1994. Mr. Nasta is also Secretary  of the  Manager, the  other Seligman  Group investment  companies, Seligman
                                        Data Corp., Seligman Financial  Services, Inc., Seligman Services,  Inc.
                                        and  Seligman Henderson Co.;  and Vice President,  Law and Regulation of
                                        the Manager; formerly, Secretary,  J. & W.  Seligman Trust Company,  and attorney at the law firm of Seward & Kissel.
Thomas G. Rose                  37      TREASURER OF THE FUND since November 1992. Mr. Rose is also Treasurer of the  other Seligman Group investment  companies and Seligman Data Corp.;
                                        formerly, Treasurer, American Investors Advisors, Inc.

     All officers are elected annually by the Trustees and serve until their successors are elected and qualify or their earlier resignation. The address of each of the foregoing officers is 100 Park Avenue, New York, New York 10017.

REMUNERATION OF TRUSTEES AND OFFICERS

     Trustees of the Fund who are not employees of the Manager or its affiliates each receive from the Fund retainer fees of $2,376 per year. In addition, such Trustees are paid a total of $1,000 for each day on which they attend Trustees and/or Committee meetings, which is paid proportionately by the Fund and the other Seligman Group investment companies meeting on the same day. The trustees are also reimbursed for the expenses of attending meetings.

     Trustees' attendance, retainer and/or committee fees paid to each Trustee for the year ended December 31, 1994 were as follows:

                                          AGGREGATE       PENSION OR RETIREMENT     TOTAL COMPENSATION
                                         COMPENSATION      BENEFITS ACCRUED AS        FROM FUND AND
NAME                                      FROM FUND       PART OF FUND EXPENSES       FUND COMPLEX*
------------------------------------     ------------     ----------------------    ------------------
Alice S. Ilchman                          $ 2,650.73              - 0 -                  $ 67,000
John E. Merow                               2,615.02**            - 0 -                    66,000**
Betsy S. Michel                             2,615.02              - 0 -                    66,000
James C. Pitney                             2,650.73              - 0 -                    67,000
James Q. Riordan                            2,615.02              - 0 -                    66,000
Robert L. Shafer                            2,615.02              - 0 -                    66,000
James N. Whitson                            2,615.02**            - 0 -                    66,000**

---------------------

 * There are 16 other investment companies in the Seligman Group.

** Messrs. Merow and Whitson have elected to defer receiving their fees from the Fund. The total amounts of deferred compensation (including interest) payable to Messrs. Merow and Whitson as of December 31, 1994 were $25,833 and $4,333, respectively. Mr. Pitney had deferred receiving his fee and has owing to him deferred compensation as of December 31, 1994 of $22,065, including interest. Mr. Pitney no longer defers his current compensation.

     No compensation is paid by the Fund to Trustees or officers of the Fund who are employees of, or consultants to, the Manager. General Galvin and Mr. McPherson became Trustees on May 18, 1995.

     The affirmative vote of a plurality of the votes cast at the meeting is required to approve the election of the proposed Trustees.

YOUR TRUSTEES UNANIMOUSLY RECOMMEND THAT THE SHARE-
   HOLDERS VOTE FOR THE ELECTION OF EACH OF THE FOREGOING          NOMINEES
                       TO SERVE AS TRUSTEES OF THE FUND.

                   B. RATIFICATION OF SELECTION OF AUDITORS.
                                  (Proposal 2)

     In accordance with the requirements of the 1940 Act, the Trustees are required to select independent public accountants as auditors of the Fund each year. If a shareholders' meeting is held, the Trustees' selection is subject to ratification or rejection by shareholders.

     The Audit Committee of the Trustees has recommended, and the Trustees, including a majority of those Trustees who are not 'interested persons' of the Fund (as defined in the 1940 Act), have selected Deloitte & Touche LLP as auditors of the Fund for 1995. The firm of Deloitte & Touche LLP has extensive experience in investment company accounting and auditing. It is expected that a representative of Deloitte & Touche LLP will be present at the Meeting and will have the opportunity to make a statement and respond to questions.

     The affirmative vote of a majority of the votes cast at the meeting is required to ratify the selection of auditors.

                      YOUR TRUSTEES UNANIMOUSLY RECOMMEND
                           APPROVAL OF THIS PROPOSAL.

                  C. APPROVAL OF AMENDMENT OF THE FUNDAMENTAL
                      INVESTMENT POLICY REGARDING BORROWING.
                                  (Proposal 3)

     The Fund's fundamental investment policies provide that each Series may not borrow money, except from banks for temporary purposes in an amount not to exceed 10% of the value of such Series' total assets. The Fund proposes to amend this policy so that each Series may borrow up to 15% of the value of its total assets for temporary or emergency purposes. The purpose of the change is to permit each Series to borrow money, rather than be forced to sell its portfolio holdings, in order to meet substantial redemption requests. Such requests may occur during periods of volatile market conditions when a Series might find it disadvantageous to sell portfolio holdings. Sales of securities at unfavorable prices may reduce the net asset value of a Series' shares, thus adversely affecting all investors, including those who do not redeem any of their shares.

     By borrowing to meet redemption requests instead of selling portfolio holdings, a Series may be able to delay selling its holdings until prices are at more favorable levels. If additional shares of a Series are sold, such Series may be able to use those proceeds to pay down its borrowings, thus avoiding sales and repurchases of portfolio securities, which could force the recognition of capital gains. A Series must of course pay interest on its borrowings and the Manager will be responsible in any particular situation for determining whether borrowing or selling portfolio securities is in the best interests of such Series. The broadening of the policy to permit borrowings in emergencies (as well as for temporary purposes) is intended to recognize that adverse market conditions may continue for relatively long periods that might not ordinarily be characterized as 'temporary.'

     Although neither Series has current plans to do so, a Series may in the future seek to obtain a committed line of credit from a bank or other financial institution to ensure that it will be able to borrow when circumstances require and the investment policy permits it.

     Each Series is permitted to mortgage or pledge its assets to secure permitted borrowings. Consequently, approval of this proposal would have the effect of raising the percentage of assets each Series is permitted to mortgage or pledge with respect to mortgaging or pledging its assets. In some circumstances, a Series may be able to borrow only, or on more favorable terms, on a secured basis. The Manager has informed the Fund that, if a Series' assets are used to collateralize a loan, there may not be a direct correlation between the amount of the loan and the value of the assets provided as collateral. This is because a Series' borrowing limit is determined as a percentage of the current value of its total assets, whereas a financial institution may require collateral with a value in excess of the amount to be loaned and may value pledged assets on the basis of historical cost rather than current market value.

     At a meeting held on September 21, 1995, the Trustees determined that increasing the Fund's borrowing limit with respect to each Series in this manner would be in the best interests of the Fund. Therefore, the Trustees approved and recommended, subject to shareholder approval, that the fundamental investment policy regarding borrowing be amended as set forth below. Language to be deleted is in [brackets] and language to be added is underlined.
                                             ----------
          . . . A Series may not . . .

          Borrow  money, except from  banks for temporary  or emergency purposes
                                                           ------------
     (but not for the purchase of portfolio securities) in an amount not to exceed 15% [10%] of the value of the total assets of the Series. A Series
             ---
     will not purchase additional portfolio securities if such Series has outstanding borrowings in excess of 5% of the value of its total assets.

     With respect to each Series, the affirmative 'vote of a majority of the outstanding voting securities' of the Series is required for the adoption of this proposal. Under the 1940 Act, a 'vote of a majority of the outstanding voting securities' of a Series means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Series or (2) 67% or more of the shares present at a shareholders' meeting if more than 50% of the outstanding shares of the Series are represented at the meeting in person or by proxy.

                      YOUR TRUSTEES UNANIMOUSLY RECOMMEND
                           APPROVAL OF THIS PROPOSAL.

          D. APPROVAL OF THE ELIMINATION OF THE FUNDAMENTAL INVESTMENT POLICY REGARDING RESTRICTED AND ILLIQUID SECURITIES.
                                  (Proposal 4)

     Each Series' fundamental investment policies currently include a limit on the Series' investments in securities that are not readily marketable without registration under the Securities Act of 1933, as amended ('restricted securities') and other illiquid securities and repurchase agreements with maturities in excess of seven days. An 'illiquid security' is a security that may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which a mutual fund has valued the investment on its books. Specifically, the Series' fundamental investment policies provide that the Fund may not '[u]nderwrite the securities of other issuers, except the Series may invest in securities that are not readily marketable without registration under the Securities Act of 1933 ('restricted' securities) and other illiquid securities and repurchase agreements with maturities in excess of seven days if immediately after the making of such investment not more than 10% of the value of its total assets (taken at cost) would be so invested and except that in connection with the disposition of a security the Series may be deemed to be an underwriter, as defined in the Securities Act of 1933.'

     At a meeting held on September 21, 1995, the Fund's Trustees determined that there was no legal or operational requirement that this policy be fundamental and that the best interests of each Series would be served by changing this policy and thus allowing greater flexibility in responding to market or regulatory developments. In reaching this determination, the Trustees considered that, in 1992, the Staff of the Securities and Exchange Commission (the 'SEC') revised its position with regard to illiquid securities (restricted securities are generally treated as illiquid securities) by allowing open-end investment companies to invest up to 15% (instead of 10%) of their net assets in illiquid securities (1940 Act Release No. 18612, March 12, 1992).

     Therefore, the Trustees approved and recommended, subject to shareholder approval, that this fundamental policy be eliminated and adopted as a non-fundamental policy that may be changed by the Trustees (and may be revised in accordance with SEC policy regarding illiquid securities) without having to seek the 'vote of a majority of the outstanding voting securities' with respect to each Series (as defined in the 1940 Act). If the shareholders approve the elimination of this fundamental investment restriction, it is the intention of the Manager to propose to the Trustees that the Fund adopt a non-fundamental policy permitting it to invest up to 15% of the net assets of each Series in illiquid securities in order to expand the investment options available to the Series. Such a policy could be further changed by the Trustees in accordance with then existing applicable laws and guidelines.

     Based on the foregoing, the Trustees recommend the elimination of the fundamental investment policy regarding restricted and illiquid securities as set forth below. Language to be deleted is in [brackets] and language to be added is underlined.
         ----------
          . . . A Series may not . . .

          Underwrite the securities of other issuers, except [the Series may invest in securities that are not readily marketable without registration under the Securities Act of 1933 ('restricted' securities) and other illiquid securities and repurchase agreements with maturities in excess of seven days if immediately after the making of such investment not more than 10% of the value of its total assets (taken at cost) would be so invested and except] that in connection with the disposition of a security a Series may be deemed to be an underwriter as defined in the Securities Act of 1933.

     With respect to each Series the affirmative 'vote of a majority of the outstanding voting securities' of the Series, as defined in Proposal 3, is required for the adoption of this proposal.

                      YOUR TRUSTEES UNANIMOUSLY RECOMMEND
                           APPROVAL OF THIS PROPOSAL.

       E. APPROVAL OF AMENDMENTS TO THE MANAGEMENT AGREEMENT TO INCREASE
            THE MANAGEMENT FEE PAYABLE BY THE HIGH-YIELD BOND SERIES.
                                  (Proposal 5)

     This proposal relates only to the High-Yield Bond Series. Shareholders of the U.S. Government Securities Series are not being asked to vote on this proposal.

GENERAL

     The Trustees of the Fund are proposing for shareholder approval amendments to the Management Agreement between the Fund on behalf of the High-Yield Bond Series and the Manager, the effect of which would be to increase the management fee payable by the High-Yield Bond Series to the Manager. Shareholders of the High-Yield Bond Series are also being asked to approve the Management Agreement as so amended. The factors considered by the Trustees in determining the reasonableness and fairness of the proposed management fee increase are described below under 'Factors Considered by the Trustees'. A copy of the Management Agreement reflecting the proposed amendments is set forth as Exhibit A to this Proxy Statement.

     The Manager manages the High-Yield Bond Series under a Management Agreement dated October 9, 1984 (the 'Management Agreement'). The Manager also serves as manager for the U.S. Government Securities Series of the Fund and 16 other investment companies which, together with the Fund, comprise the Seligman Group. The 16 other companies are Seligman Capital Fund, Inc., Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Henderson Global Fund Series, Inc., Seligman Income Fund, Inc., Seligman New Jersey Tax-Exempt Fund, Inc., Seligman Pennsylvania Tax-Exempt Fund Series, Seligman Portfolios, Inc., Seligman Quality Municipal Fund, Inc., Seligman Select Municipal Fund, Inc., Seligman Tax-Exempt Fund Series, Inc., Seligman Tax-Exempt Series Trust and Tri-Continental Corporation. A table setting forth the net assets, and the management fee rate payable by the other Seligman Group investment company with an investment objective similar to the High-Yield Bond Series is attached as Exhibit B to this Proxy Statement. The aggregate net asset value of the Seligman Group was approximately $11.0 billion at September 30, 1995. The Manager also provides investment management or advice to institutional accounts having a September 30, 1995 value of approximately $3.5 billion.

     The management fee payable by the High-Yield Bond Series has not been changed since 1988, when the current Management Agreement was adopted. The Management Agreement was approved by shareholders in 1988 at a special shareholders' meeting held in connection with the change of control of the Manager. Continuance of the Management Agreement in its present form has been approved by the Trustees each year since 1988, most recently on November 17, 1994.

     The Manager's proposal to increase the management fee as set forth in the proposed amendments was considered at meetings of the Trustees, at which a majority of the Trustees who are not 'interested persons' (as defined in the 1940 Act) of the Fund or the Manager was present, held on July 20 and September 21, 1995, and at meetings of a subcommittee of Trustees who are not interested persons on August 29 and September 15, 1995 and at a meeting of all Trustees who are not interested persons on September 21, 1995. Such consideration was based upon financial, statistical and other information supplied to the Trustees by the Manager. On September 21, 1995, the Trustees unanimously concluded that the proposed amendments to the Management Agreement were fair and reasonable and justified by business considerations and determined to submit the Management
Agreement as amended to shareholders of the High-Yield Bond Series for their approval.

TERMS OF THE MANAGEMENT AGREEMENT

     Under the Management Agreement, the Manager, at its expense and subject to the control of the Trustees and in accordance with the objectives, policies and principles of the High-Yield Bond Series set forth in the High-Yield Bond Series' Prospectus, manages the affairs of the High-Yield Bond Series. In this regard, it is the responsibility of the Manager to continuously provide the High-Yield Bond Series with investment management, including investment research, advice and supervision, determine which securities shall be purchased or sold by the High-Yield Bond Series, make purchases and sales of securities on behalf of the High-Yield Bond Series and determine how any rights of the High-Yield Bond Series shall be exercised. As part of these services, the Manager provides the High-Yield Bond Series with such office space together with bookkeeping, accounting, internal legal, clerical and administrative services and such executive and other personnel as are necessary for the operations of the High-Yield Bond Series. The Manager also manages the affairs of Seligman Data Corp. ('Seligman Data'), which performs, at cost, certain recordkeeping functions for the High-Yield Bond Series, maintains the records of shareholder investment accounts and furnishes data processing, dividend paying, transfer agency, redemption and related services. During 1994 and during the nine months ended September 30, 1995, the High-Yield Bond Series paid Seligman Data $158,110 and $172,072, respectively, for services rendered. The Manager also pays the compensation of Trustees of the High-Yield Bond Series who are employees of, or consultants to, the Manager and of the president of Seligman Data.

     The High-Yield Bond Series is responsible for payment of all its expenses other than those assumed by the Manager. Such expenses generally consist of direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses
(including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees payable under the Administration, Shareholder Service and Distribution Plan between the Fund and service organizations, fees and expenses of Trustees of the Fund who are not employees of the Manager or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses. The Management Agreement does not contain any expense limitation provision although the Manager will reimburse its management fee to the High-Yield Bond Series to the extent required by state securities laws and regulations.

     The Management Agreement will continue in effect until December 29, 1995 and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the Manager shall not have notified the Fund on behalf of the High-Yield Bond Series at least 60 days prior to an anniversary date that it does not desire such continuance. The Management Agreement may be terminated by the Fund on behalf of the High-Yield Bond Series, without penalty, on 60 days' written notice to the Manager and will terminate automatically in the event of its assignment.

PROPOSED FEE INCREASE

     The Current Fee. The Management Agreement currently provides for a fee, computed daily and paid monthly, equal to .50% of the average daily net assets of the High-Yield Bond Series. This percentage is referred to as the management fee rate.

     In 1994, the management fee amounted to $329,652, which was equivalent to an annual rate of .50% of the High-Yield Bond Series' average daily net assets. For the nine months ended September 30, 1995, the management fee amounted to $427,808, which was equivalent to an annual rate of .50% of the High-Yield Bond Series' average daily net assets.

     The Proposed Fee. Under the proposed amendments to the Management Agreement, the management fee rate would be increased, but would include provision for a reduction of the management fee rate as the assets of the High-Yield Bond Series grow. The management fee would continue to be computed daily and paid monthly. The following table sets forth the proposed revised schedule of management fee rate percentages.

                                                                                        ANNUAL
NET ASSETS OF FUND                                                                     FEE RATE
-----------------------------------------------------------------------------------   ----------
First $1 billion at................................................................       .65%
Thereafter.........................................................................       .55%

     If the proposed amendments to the management fee had been in effect throughout 1994, the management fee for that year would have amounted to $428,522, which would have been equivalent to an annual rate of .65% of the High-Yield Bond Series' average daily net assets. This would have represented an increase of 30% over the actual management fee of $329,652. For the nine months ended September 30, 1995, the management fee would have amounted to $556,131, which would have been equivalent to an annual rate of .65% of the High-Yield Bond Series' average daily net assets. This would have represented an increase of 30% over the actual management fee of $427,808 for that period.

     The following table shows, for the Fund's fiscal year ended December 31, 1994, (a) the actual operating expenses for each class of the High-Yield Bond Series' shares as a percentage of average net assets and (b) the pro forma operating expenses assuming the proposed amendments to the Management Agreement had been in effect throughout the year.

                                                     CLASS A SHARES           CLASS D SHARES
                                                  --------------------     --------------------
                                                  ACTUAL     PRO FORMA     ACTUAL     PRO FORMA
                                                  ------     ---------     ------     ---------
Management Fee............................          .50%         .65%        .50%         .65%
12b-1 Fees................................          .21          .21        1.00         1.00
Other Expenses............................          .42          .42         .69          .69
                                                  ------     ---------     ------     ---------
Total Fund Operating Expenses.............         1.13%        1.28%       2.19%        2.34%
                                                  ------     ---------     ------     ---------
                                                  ------     ---------     ------     ---------

     EXAMPLE: The following illustrates the expenses on a $1,000 investment under the existing and proposed fees and the expenses stated above, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                                  1 YEAR     3 YEARS     5 YEARS     10 YEARS
                                                  ------     -------     -------     --------
Class A Shares:
     Existing Fee.........................         $ 58        $82        $ 107        $178
     Proposed Fee.........................           60         86          114         195
Class D Shares:
     Existing Fee.........................           32*        69          117         252
     Proposed Fee.........................           34*        73          125         268

---------------
* Assuming (i) a 5% annual return and (ii) no redemption at the end of one year, the expenses on a $1,000 investment would be $22 with respect to the existing fee and $24 with respect to the proposed fee.
     The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the High-Yield Bond Series. THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF THE HIGH-YIELD BOND SERIES. ACTUAL EXPENSES MAY VARY FROM YEAR TO YEAR AND MAY BE HIGHER OR LOWER THAN THOSE SHOWN ABOVE.

FACTORS CONSIDERED BY THE TRUSTEES

     The Trustees have considered various matters in determining the reasonableness and fairness of the proposed increase in the management fee payable by the High-Yield Bond Series. The Fund's legal counsel advised the Trustees on the nature of the matters to be considered and the standards to be used by the Trustees in reaching their decision.

     In reaching their decision, the Trustees examined and weighed many factors, including: (1) the nature and quality of the services rendered and the results achieved by the Manager in the areas of investment management (including investment performance comparisons with other mutual funds and certain indices) and administrative services; (2) changes in the mutual fund industry that have affected the High-Yield Bond Series; (3) the payments received by the Manager and its affiliates from all sources involving both the High-Yield Bond Series and the other investment companies in the Seligman Group; (4) extensive financial, personnel and structural information as to the Manager's organization, including the costs borne by, and profitability of, the Manager and its affiliates in providing service of all types to the High-Yield Bond Series and to the other investment companies in the Seligman Group; (5) the organizational capabilities and financial condition of the Manager; (6) an analysis of the proposed fee rate changes; (7) information concerning the High-Yield Bond Series' expense ratio on both an existing and pro forma basis; (8) information as to the management fees paid by the other Seligman Group investment companies; (9) the portfolio allocation policies and practices of the High-Yield Bond Series and its historical portfolio turnover rates; (10) competitive industry fee structures and expense ratios including, specifically, the relationship of the proposed management fee rates to those typically paid by similar funds; (11) a comparison of the overall profitability of the Manager to the profitability of certain other investment advisers; and
(12) the fall-out benefits which the Manager and its affiliates receive from the Manager's relationship to the High-Yield Bond Series.
     Certain of the factors addressed by the Trustees in reaching their determination are discussed in more detail below.
      Portfolio Performance. The Directors considered the performance of the High-Yield Bond Series as compared to the performance of other funds with comparable objectives and as compared to securities indices. The nature and quality of the investment advice rendered by the Manager as well as the backgrounds of the portfolio managers and other executive personnel of the Manager were also considered by Trustees. The Trustees took into account the investment results of the High-Yield Bond Series during the first six months of 1995, in 1994 and in recent years. The Trustees noted that organizational and operational changes designed to improve investment results had been made in recent times and had been previously reported by the Manager to the Trustees.

     The High-Yield  Bond Series'  average annual  total return  performance  in comparison with the annualized total return performances of the Lipper High-Yield Index ('Lipper') and the Merrill Lynch High-Yield Master Index ('Merrill Lynch') is set forth below:

                                                              10 YEARS            5 YEARS            1 YEAR
                                                            ENDED 6/30/95      ENDED 6/30/95      ENDED 6/30/95
                                                           ---------------    ---------------    ---------------
Lipper High-Yield Index.................................        10.03%             13.40%              8.81%
Merrill Lynch High-Yield Master Index...................        12.12              14.22              14.88
Seligman High-Yield Bond Series -- Class A..............        11.39              14.42              13.38
                                -- Class D..............         --                 8.67*             12.05

---------------
Source: Lipper -- Mutual Fund Performance Services Inc.
* From commencement of operations on May 3, 1993 to June 30, 1995.

     The Merrill Lynch and Lipper Indices are unmanaged and assume reinvestment of estimated income and do not reflect fees and expenses. Investors may not invest directly in an index. The High-Yield Bond Series' performance assumes reinvestment of capital gains and dividends and does not reflect the deduction of sales charges.

      Changes in the Mutual Fund Industry. The Trustees considered the effect of changes in the mutual fund industry since the Management Agreement was adopted in 1984. Among these, the Trustees considered the increased competitiveness in the mutual fund industry that has resulted from the growth in the total assets under management and in the number of funds offered. They evaluated the extent to which this has created an expectation among brokers and investors that mutual funds will offer multiple classes of shares and a need for enhanced marketing efforts by the Manager, the increased expense incurred by the Manager and its affiliates (primarily the High-Yield Bond Series' distributor, Seligman Financial Services, Inc.) in connection with such enhanced marketing efforts, and their effectiveness. The Manager advised the Trustees that estimated marketing expenditures for 1995 would be more than double total expenditures in 1990. The Trustees considered these factors in assessing the current competitive environment in the mutual fund industry. However, in evaluating the fee increase proposal, the Trustees specifically excluded from consideration the Manager's marketing expenditures and their effect on the Manager's profitability.

      Actual and Pro Forma Management Fees and Expenses. The Trustees considered the effect of the proposed management fee increase on the High-Yield Bond Series' fee rates and annual expense ratios (which include the management fee and all other operating expenses incurred by the High-Yield Bond Series). The table set forth above under 'Proposed Fee Increase -- The Proposed Fee' provides comparative data for the year ended December 31, 1994, assuming that the proposed fee increase had been in effect throughout the year.

      Costs of Providing Service and Profitability. The Trustees reviewed information concerning profitability of the Manager's investment advisory and investment company activities and its financial condition based on results from 1990 through 1994 and estimates for the first six months of 1995. The information considered by the Trustees included operating profit margin information for the Manager's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis both before and after the Manager's net expenditures for marketing. The Trustees also reviewed profitability data for 1993 and 1994 and estimated profitability data for 1995 for each of the Seligman Group investment companies on a fund-by-fund basis. In addition, such data were reviewed on a pro forma basis assuming that the proposed management fee increase had been in effect throughout 1995. The Trustees recognized that the growth of assets under management by the Manager (particularly in 1995) would have positive effects on the Manager's profitability even without the proposed fee increase (and those being sought in respect of certain other Seligman Group companies); however, the Trustees also considered the fact that the proposed fee increases would enhance the Manager's ability to attract and retain highly qualified investment and administrative professionals in a competitive investment management environment, and thus address the expectations of the Trustees regarding the performance of the High-Yield Bond Series that only such professionals can satisfy. The Trustees also recognized that creating vertically integrated investment teams within the Manager with responsibility for specific investment management expertise and strategies (such as growth and small capitalization common stocks, and taxable and municipal fixed income securities) will establish a structural underpinning for the services being provided to the High-Yield Bond Series that is likely to increase the costs to the Manager of providing those services.

     Certain assumptions and methods of allocation utilized by the Manager in preparing fund-by-fund data were reviewed by the Trustees. While the Manager believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as the Manager's where each of the advisory products draws on, and benefits from, the pooled research of the organization.

     The Trustees were also provided with consolidated financial data concerning the Manager's revenues and expenses as a whole for 1993 and 1994 and, on an estimated basis, for 1995.

      Comparisons with Other Funds. The Trustees considered the management fees paid by other funds with similar investment objectives having net assets of between $50 million and $1 billion. In addition to comparing the proposed management fees, the Trustees also considered the comparability of operating expense ratios with the ratios of these other investment companies. Notwithstanding that under the proposal the High-Yield Bond Series' management fee and operating expense ratios would increase, the Trustees believe that the management fee and expense ratios would remain comparable to industry norms. Based upon the data reported in Lipper Directors' Analytical Data -- First Edition 1995, the High-Yield Bond Series' management fee rate of .50% in 1994 was the thirteenth lowest among 62 investment companies with a similar investment objective and assets between $50 million and $1 billion. On a pro forma basis giving effect to the proposed management fee increase, its ratio of management fee to average net assets of .65% would have been in the top third of such investment companies. Based upon the same data, the High-Yield Bond Series' ratios of operating expenses to average net assets for Class A and Class D were 1.13% and 2.19%, respectively, for 1994. After giving effect to the proposed management fee increase, the ratios of operating expenses to average daily net assets for Class A and Class D would have been 1.28% and 2.34%, respectively.

      Non-Advisory Services Provided to the High-Yield Bond Series. The Trustees reviewed the general nature of the non-investment advisory services performed by the Manager. In addition to reviewing such services, the Trustees considered the organizational structure employed by the Manager to provide those services. The services provided to the Trustees by Seligman Data were also considered.

      Fall-Out Benefits. The Trustees considered the services provided to the High-Yield Bond Series and its shareholders by Seligman Services, Inc. ('Seligman Services'), an affiliate of the Manager, and the 12b-1 fees the High-Yield Bond Series pays to Seligman Services in respect of shares of the High-Yield Bond Series held in accounts for which there would not otherwise be a broker of record.

     The affirmative 'vote of a majority of the outstanding voting securities' of the High-Yield Bond Series, as defined in Proposal 3, is required for the adoption of this proposal.

     If approved by shareholders at the Meeting, the proposed amendments to the Management Agreement and the Management Agreement as so amended will become effective on January 1, 1996. The Management Agreement, if approved as amended, will continue in effect until December 29, 1996, and from year to year thereafter if such continuance is approved in the manner required by the 1940 Act, and if the Manager shall not have notified the Fund on behalf of the High-Yield Bond Series at least 60 days prior to an anniversary date that it does not desire such continuance. If the amendments are not approved by the shareholders, the Management Agreement will continue in effect in its present form, subject to the continuation and termination provisions referred to above.

                      YOUR TRUSTEES UNANIMOUSLY RECOMMEND
               THAT SHAREHOLDERS VOTE IN FAVOR OF THIS PROPOSAL.

ADDITIONAL INFORMATION CONCERNING THE MANAGER

     Set forth below is information concerning the principal executive officer and the Directors of the Manager:

NAME                        PRINCIPAL OCCUPATION                POSITION WITH THE FUND
------------------------    -------------------------------     -------------------------
William C. Morris           Chairman of the Board               Chairman of the Board and
                            and President of the Manager        Chief Executive Officer
Fred E. Brown               Director of, and Consultant to,     Trustee
                            the Manager
Michael J. Del Priore       Director and Managing               None
                            Director of the Manager
William H. Hazen            Director and Managing               None
                            Director of the Manager
Thomas G. Moles             Director and Managing               None
                            Director of the Manager
Ronald T. Schroeder         Director, Managing                  Trustee
                            Director and Chief
                            Investment Officer,
                            Institutional of the Manager
David F. Stein              Director and Managing               None
                            Director of the Manager
David Watts                 Director and Managing               None
                            Director of the Manager
Brian T. Zino               Director and Managing               Trustee and President
                            Director of the Manager

     The address of each of the foregoing is 100 Park Avenue, New York, New York 10017.

     Other information with respect to the executive officers and Trustees of the Fund is set forth under Proposal 1.

     William C. Morris owns a majority of the outstanding voting securities of the Manager. Accordingly, under the applicable provisions of the 1940 Act, Mr. Morris is a 'control person' of the Manager. In addition, Ronald T. Schroeder and Brian T. Zino each own 10% or more of the outstanding voting securities of the Manager.

     As of January 1, 1995, Brian T. Zino purchased 95 Class B common shares from the Manager, at a price of $1,344.80 per share.

     During the year ended December 31, 1994, no commissions were paid by the High-Yield Bond Series to any broker affiliated with the Manager.

                    F. OTHER MATTERS; SHAREHOLDER PROPOSALS.

     The Management knows of no other matters which are to be brought before the Meeting. However, if any other matters come before the Meeting, it is intended that the persons named in the enclosed form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment on such matters.

     A shareholder proposal intended to be represented at any meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice of meeting, proxy statement and form of proxy relating to such meeting. Under the current By-Laws of the Fund, meetings of shareholders are required to be held only when necessary under the 1940 Act. It is therefore unlikely that shareholder meetings will be held on an annual basis. The submission by a shareholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal law.

                                  G. EXPENSES.

     The Manager will bear the cost of soliciting Proxies with respect to Proposal 6, and the Fund will bear the balance of the cost of soliciting Proxies. In addition to the use of the mails, Proxies may be solicited personally or by telephone or telegraph by Trustees, officers and employees of the Fund, the Manager, Seligman Financial Services, Inc., Seligman Services and Seligman Data and the Fund may reimburse persons holding shares in their names or names of their nominees for their expenses in sending solicitation material to their principals. Morrow & Co., Inc., 909 Third Avenue, New York, New York 10022-4799 has been engaged to assist in soliciting for a fee of $3,000 plus expenses, to be paid by the Manager.

                                                       By order of the Trustees,
                                                   Secretary
                             ---------------------

     IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. ALL SHAREHOLDERS, INCLUDING THOSE WHO EXPECT TO ATTEND THE MEETING, ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED FORM OF PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. A PROXY IS NOT REQUIRED FOR ADMISSION TO THE MEETING.

                                   EXHIBIT A
      (LANGUAGE TO BE DELETED IS IN [BRACKETS] AND LANGUAGE TO BE ADDED IS
                                  UNDERLINED.)
                                  ----------
                              MANAGEMENT AGREEMENT

MANAGEMENT  AGREEMENT, dated  as of  December 29,  1988, and  amended January 1,
                                                         -----------------------
1996, between the  SELIGMAN HIGH  INCOME FUND SERIES,  a Massachusetts  business
-----
trust  (the 'Fund') on behalf of the  HIGH-YIELD BOND SERIES (the 'Series'), and
J. & W. SELIGMAN & CO. INCORPORATED, a Delaware corporation (the 'Manager').

     In consideration of the mutual agreements herein made, the parties hereto agree as follows:

     1. DUTIES OF THE MANAGER. The Manager shall manage the affairs of the Series including, but not limited to, continuously providing the Series with investment management, including investment research, advice and supervision, determining which securities shall be purchased or sold by the Series, making purchases and sales of securities on behalf of the Series and determining how voting and other rights with respect to securities of each Series shall be exercised, subject in each case to the control of the trustees of the Fund and in accordance with the objectives, policies and principles set forth in the Registration Statement and Prospectus of the Series and the requirements of the Investment Company Act of 1940 (the 'Act') and other applicable law. In performing such duties, the Manager shall provide such office space, such bookkeeping, accounting, internal legal, clerical, secretarial and administrative services (exclusive of, and in addition to, any such services provided by any others retained by the Series) and such executive and other personnel as shall be necessary for the operations of the Series. The Series understands that the Manager also acts as the manager of all of the investment companies in the Seligman Group.

     Subject to Section 36 of the Act, the Manager shall not be liable to the Series for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the management of the Series and the performance of its duties under this Agreement except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

     2. EXPENSES. The Manager shall pay all of its expenses arising from the performance of its obligations under Section 1 and shall pay such Series' proportional share or any salaries, fees and expenses of the trustees of the Fund who are employees of the Manager or its affiliates. The Manager shall not be required to pay any other expenses of the Series, including, but not limited to, direct charges relating to the purchase and sale of portfolio securities, interest charges, fees and expenses of independent attorneys and auditors, taxes and governmental fees, cost of stock certificates and any other expenses (including clerical expenses) of issue, sale, repurchase or redemption of shares, expenses of registering and qualifying shares of the Series for sale under federal and state securities laws, expenses of printing and distributing reports, notices and proxy materials to existing shareholders, expenses of corporate data processing and related services, shareholder recordkeeping and shareholder account services, expenses of printing and filing reports and other documents filed with governmental agencies, expenses of printing and distributing prospectuses, expenses of annual and special shareholders' meetings, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees payable under the Administration, Shareholder Service and Distribution Plan between the Fund and service organizations, fees and expenses of trustees of the Fund who are not employees of the Manager or its affiliates, membership dues in the Investment Company Institute, insurance premiums and extraordinary expenses such as litigation expenses.

     3. COMPENSATION

          (a) As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to Section 1, the Series will pay to the Manager promptly after the end of each month a fee, calculated on each day during such month on the basis of the Series' net assets at the close of business on the previous day, at an annual rate of .65% [0.50%] of the Series' average
                                          ----
              daily  net assets on  the first $1,000,000,000  of net assets, and
                                ------------------------------------------------
              .55% of  the  Series'  average  daily  net  assets  in  excess  of
              ------------------------------------------------------------------
              $1,000,000,000.
              ---------------

          (b) If the Manager shall serve hereunder for less than the whole of any month, the fee hereunder shall be prorated.

     4. PURCHASE AND SALE OF SECURITIES. The Manager shall purchase securities from or through and sell securities to or through such persons, brokers or dealers (including the Manager or an affiliate of the Manager) as the Manager shall deem appropriate in order to carry out the policy with respect to allocation of portfolio transactions as set forth in the Registration Statement and Prospectus(es) of the Series or as the trustees of the Fund may direct from time to time. In providing the Series with investment management and supervision, it is recognized that the Manager will seek the most favorable price and execution, and, consistent with such policy, may give consideration to the research, statistical and other services furnished by brokers or dealers to the Manager for its use, to the general attitude of brokers or dealers toward investment companies and their support of them, and to such other considerations as the trustees of the Fund may direct or authorize from time to time.

     Notwithstanding the above, it is understood that it is desirable for the Series that the Manager have access to supplemental investment and market research and security and economic analysis provided by brokers who execute brokerage transactions at a higher cost to the Series than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and execution. Therefore, the Manager is authorized to place orders for the purchase and sale of securities for the Series with such brokers, subject to review by the trustees of the Series from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Manager in connection with its services to other clients as well as the Series.

     The placing of purchase and sale orders may be carried out by the Manager or any wholly-owned subsidiary of the Manager.

     If, in connection with purchases and sales of securities for the Series, the Manager or any subsidiary of the Manager may, without material risk, arrange to receive a soliciting dealer's fee or other underwriter's or dealer's discount or commission, the Manager shall, unless otherwise directed by the trustees of the Fund, obtain such fee, discount or commission and the amount thereof shall be applied to reduce the compensation to be received by the Manager pursuant to
Section 3 hereof.

     Nothing herein shall prohibit the trustees of the Fund from approving the payment by the Series of additional compensation to others for consulting services, supplemental research and security and economic analysis.

     5. TERM OF AGREEMENT. This Agreement shall continue in full force and effect until the earlier of December 29, 1996 [89] and from year to year
                                               --
thereafter if such continuance is approved in the manner required by the Act if the Manager shall not have notified the Series in writing at least 60 days prior to such December 29 or prior to December 29 of any year thereafter that it does not desire such continuance. This agreement may be terminated at any time, without payment of penalty by the Series, on 60 days' written notice to the Manager by vote of the trustees of the Fund or by vote of a majority of the outstanding voting securities of the Series (as defined by the Act). This Agreement will automatically terminate in the event of its assignment (as defined by the Act).

     6. RIGHT OF MANAGER IN CORPORATE NAME. The Manager and the Series each agree that the word 'Seligman', which comprises a component of the Series' name, is a property right of the Manager. The Series agrees and consents that (i) it will only use the word 'Seligman' as a component of its corporate name and for no other purpose, (ii) it will not purport to grant to any third party the right to use the word 'Seligman' for any purpose, (iii) the Manager or any corporate affiliate of the Manager may use or grant to others the right to use the word 'Seligman', or any combination or abbreviation thereof, as all or a portion of a corporate or business name or for any commercial purpose, including a grant of such right to any other investment company, and at the request of the Manager, the Series will take such action as may be required to provide its consent to the use of the word 'Seligman', or any combination or abbreviation thereof, by the Manager or any corporate affiliate of the Manager, or by any person to whom the Manager or an affiliate of the Manager shall have granted the right to such use; and (iv) upon the termination of any management agreement into which the Manager and the Series may enter, the Series shall, upon request by the Manager, promptly take such action, at its own expense, as may be necessary to change its corporate name to one not containing the word 'Seligman' and following such change, shall not use the word Seligman, or any combination thereof, as a part of its corporate name or for any other commercial purpose, and shall use its best efforts to cause its officers, trustees and stockholders to take any and all actions which the Manager may request to effect the foregoing and to reconvey to the Manager any and all rights to such word.

     7. MISCELLANEOUS

          (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Anything herein to the contrary notwithstanding, this Agreement shall not be construed to require, or to impose any duty upon either of the parties, to do anything in violation of any applicable laws or regulations.

          (b) The Trustees of the Fund have authorized the execution of this Agreement in their capacity as Trustees and not individually and the Manager agrees that neither the shareholders nor the Trustees nor any officer, employee, representative or agent of the Fund shall be personally liable upon, nor shall resort be had to their private property for the satisfaction of, obligations given, executed or delivered on behalf of or by the Fund, that the shareholders, Trustees, officers, employees, representatives
                 and  agents  of  the  Fund  shall  not  be  personally   liable
                 hereunder, and that the Manager shall look solely to the property of the Fund for the satisfaction of any claim hereunder.

     IN WITNESS WHEREOF, the Fund on behalf of the Series and the Manager have caused this Agreement to be executed by their duly authorized officers as of the date first above written.

                                     SELIGMAN HIGH INCOME FUND SERIES
                                     BY ________________________________________

                                     J. & W. SELIGMAN & CO. INCORPORATED

                                     BY ________________________________________

                                   EXHIBIT B

     The table below sets forth the net assets and the management fee rate paid to the Manager for 1994 for the High-Yield Bond Series and the other Seligman Group investment company which has an investment objective similar to the High-Yield Bond Series:

                                                          APPROXIMATE NET
                                                           ASSETS AS OF            1994 MANAGEMENT FEE
                                                         DECEMBER 31, 1994          AS A PERCENTAGE OF
NAME OF INVESTMENT COMPANY                                (000'S OMITTED)        AVERAGE DAILY NET ASSETS
----------------------------------------------------  -----------------------    ------------------------
High-Yield Bond Series                                        $68,282                       .50%
Seligman High-Yield Bond Portfolio
  of Seligman Portfolios, Inc.                                      0*                      .00*

------------

* The Portfolio commenced operations in 1995. The management fee rate for the Portfolio is .50%.

     Seligman Portfolios, Inc. is the underlying investment vehicle for certain variable annuity insurance products.

     The Manager has proposed to raise the management fee rate for the High-Yield Bond Series to .65% of the Fund's daily net assets on the first $1 billion of net assets and .55% of the Fund's daily net assets in excess of $1 billion.

                                                            SELIGMAN
                                                           HIGH INCOME
                                                           FUND SERIES

                                                 Seligman High-Yield Bond Series

                                                    Seligman U.S. Government
                                                        Securities Series

                                                    Notice of Special Meeting
                                                         of Shareholders
                                                               and
                                                         Proxy Statement

                                                 -------------------------------
                                                   Time: December 12, 1995
                                                         9:00 A.M.
                                                 -------------------------------

                                                   Place: Grand Hyatt Hotel
                                                      42nd Street and
                                                        Lexington Avenue
                                                      New York, New York 10017

                                                  Please date, fill in and sign
                                                  the  enclosed  form  of Proxy
                                                  and mail it  in the  enclosed
                                                  return envelope which
                                                  requires no postage if mailed
                                                  in the United States.

                                    [Logo]

                        SELIGMAN HIGH INCOME FUND SERIES
                                   Managed by

                                   [Logo]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

                                 APPENDIX I
                                 PROXY CARDS

PROXY
                        SELIGMAN HIGH-YIELD BOND SERIES
                                  A SERIES OF
                        SELIGMAN HIGH INCOME FUND SERIES
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN HIGH-YIELD BOND SERIES, a series of SELIGMAN HIGH INCOME FUND SERIES, to be held December 12, 1995 and appoints JOHN E. MEROW, WILLIAM C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE TRUSTEES AND FOR ALL PROPOSALS.

  YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN ON THE REVERSE SIDE AND RETURN
                         THIS CARD AS SOON AS POSSIBLE.
                       MARK EACH VOTE WITH X IN THE BOX.

--------------------------------------------------------------------------------
          THE TRUSTEES RECOMMEND THAT YOU VOTE FOR EACH OF THE NOMINEES
                         AND FOR ALL PROPOSALS.
--------------------------------------------------------------------------------

1.   ELECTION OF TRUSTEES       / / FOR all nominees                           / /  WITHHOLD AUTHORITY TO VOTE
                                    (except as written on the line below).          for all nominees listed below.

     NOMINEES:  Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow,
                Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Ronald T.
                Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino
     (INSTRUCTIONS: To withhold authority to vote for any individual nominee write the nominee's name on the line below.)
     --------------------------------------------------------------------------------

2.    Ratification of the selection of Deloitte & Touche LLP as Auditors.                      / / FOR    / / AGAINST   / / ABSTAIN

3.    Approval of the amendment of the Series' fundamental investment policy to increase
      the limitation on borrowing to 15% of total assets.                                      / / FOR    / / AGAINST   / / ABSTAIN
4.    Approval of the elimination of the Series' fundamental investment policy regarding
      restricted and illiquid securities.                                                      / / FOR    / / AGAINST   / / ABSTAIN
5.    Approval of amendments to the Management Agreement to increase the Management
      fee payable by the Fund.                                                                 / / FOR    / / AGAINST   / / ABSTAIN


                                            Dated __________________ , 1995

                                            _______________________________
                                            Signature

                                            _______________________________
                                            Signature (if jointly held)

                                            _______________________________
                                            Please sign exactly as your
                                            name(s) appear(s) on this
                                            proxy. Only one signature is
                                            required in case of a joint
                                            account. When signing in a
                                            representative capacity,
                                            please give title.

            THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES.

PROXY
                   SELIGMAN U.S. GOVERNMENT SECURITIES SERIES
                                  A SERIES OF
                        SELIGMAN HIGH INCOME FUND SERIES
                      100 Park Avenue, New York, NY 10017

The undersigned, revoking previous proxies, acknowledges receipt of the Notice of Meeting and Proxy Statement for the Special Meeting of Shareholders of SELIGMAN U.S. GOVERNMENT SECURITIES SERIES, a series of SELIGMAN HIGH INCOME FUND SERIES, to be held December 12, 1995 and appoints JOHN E. MEROW, WILLIAM
C. MORRIS and BRIAN T. ZINO (and each of them) proxies, with power of substitution, to attend the Special Meeting (and any adjournments thereof) and vote all shares the undersigned is entitled to vote upon the matters indicated on the reverse side and on any other business that may properly come before the Meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED. IF NO INSTRUCTIONS ARE GIVEN, YOUR PROXIES WILL VOTE FOR THE ELECTION OF THE NOMINEES OF THE TRUSTEES AND FOR ALL PROPOSALS.

  YOUR VOTE IS IMPORTANT. PLEASE COMPLETE, SIGN ON THE REVERSE SIDE AND RETURN
                         THIS CARD AS SOON AS POSSIBLE.
                       MARK EACH VOTE WITH X IN THE BOX.

--------------------------------------------------------------------------------
        THE TRUSTEES RECOMMEND THAT YOU VOTE FOR EACH OF THE NOMINEES
                        AND FOR ALL PROPOSALS.
--------------------------------------------------------------------------------

1.   ELECTION OF TRUSTEES              / / FOR all nominees                        / / WITHHOLD AUTHORITY TO VOTE
                                           (except as written on the line below).      for all nominees listed below.

     NOMINEES:  Fred E. Brown, John R. Galvin, Alice S. Ilchman, Frank A. McPherson, John E. Merow,
                Betsy S. Michel, William C. Morris, James C. Pitney, James Q. Riordan, Ronald T.
                Schroeder, Robert L. Shafer, James N. Whitson, Brian T. Zino
     (INSTRUCTIONS: To withhold authority to vote for any individual nominee write the nominee's name on the line below.)

--------------------------------------------------------------------------------

2.    Ratification of the selection of Deloitte & Touche LLP as Auditors.                    / / FOR     / / AGAINST    / / ABSTAIN

3.    Approval of the amendment of the Series' fundamental investment policy to
      increase the limitation on borrowing to 15% of total assets.                           / / FOR     / / AGAINST    / / ABSTAIN
4.    Approval of the elimination of the Series' fundamental investment policy
      regarding restricted and illiquid securities.                                          / / FOR     / / AGAINST    / / ABSTAIN

                                             Dated __________________ , 1995

                                             _______________________________
                                             Signature

                                             _______________________________
                                             Signature (if jointly held)

                                             _______________________________
                                             Please sign exactly as your
                                             name(s) appear(s) on this
                                             proxy. Only one signature is
                                             required in case of a joint
                                             account. When signing in a
                                             representative capacity,
                                             please give title.


               THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES